EXHIBIT 10.1


                              SETTLEMENT AGREEMENT
                              --------------------

          This settlement agreement (this "Agreement") is entered into this 21st day of January, 2000, by and among Deere Park Capital, L.L.C. ("Deere Park "). American Eco Corporation ("AEC") and U.S. Industrial Services, Inc. ("USIS").

                                    RECITALS
                                    --------

          A. On or about November 9, 1998, Deere Park loaned S3 million to UKStar, Inc. and AEC guaranteed UKStar's indebtedness under this loan.

          B. On or about October 2, 1998, Deere Park loaned $750.000 to Midatlantic Recycling Technologies, Inc. ("MART") and AEC guaranteed MART's indebtedness under this loan.

          C. On or about March 18, 1998, Deere Park and AEC restructured AEC's obligations to Deere Park by entering into a Restructuring Agreement and Demand
Note in favor of Deere Park. The Restructuring Agreement, the Demand Note and the guaranties related to such documents are collectively referred to herein as the "Loan Documents".

          D. On or about August 18, 1999, Deere Park tiled a complaint in the United States District Court for the Northern District of Illinois, Eastern Division (the "Court"). under the caption Deere Park Capital, L.L.C. v. American
                                          --------------------------------------
Eco Corporation, case number 99 C 5408 (the "Litigation").
---------------

          E. In the Litigation, Deere Park asserted claims against AEC for default and failure to pay under the above-mentioned guarantees, the Restructuring Agreement and the Demand Note. AEC contends that it has defenses to the Litigation.

          F. Deere Park and AEC now desire to settle anti compromise these claims and defenses in order to forgo the costs and risks of litigation.

          G. AEC owns 7,175,858 shares of the outstanding capital stock of USIS.

                                   PROVISIONS
                                   ----------

          In consideration of the foregoing Recitals, the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1.   RECITALS. The Recitals above are incorporated as though fully set
               --------
forth herein.

          2.   STIPULATION OF JUDGMENT. Concurrent with the execution of this
               -----------------------
Agreement. AEC shall execute and deliver to Deere Park a copy of the Stipulation of Judgment (attached hereto as Exhibit A) (the "Stipulation") against AEC and
                                ---------
in favor of Deere Park in the amount of $2,842,235 in U.S. currency. Deere Park shall cause the Stipulation to be entered by the Court in the Litigation only upon an Event of Default, as defined herein. Prior to any motion for entry of the Stipulation on or before May 15, 2000, Deere Park shall give AEC at least two (2) business days notice of said motion, and any such motion shall be subject to any defenses raised by AEC so long as they are related to the terms and provisions of this Agreement; however, AEC expressly waives any defenses based on sufficient legal consideration for this Agreement.

          3.   CERTAIN FEES. Concurrent with the execution of this Agreement,
               ------------
AEC shall pay Deere Park $35,000 in U.S. currency for legal fees incurred to date by Deere Park in seeking to enforce its claims in the Litigation.

          4.   CONTINUANCE. Immediately after execution of this Agreement, the
               -----------
parties shall jointly request that the Court enter and continue all aspects of the Litigation until the next status conference to be conducted on the most convenient date for the Court occurring after May 16, 2000.

          5.  PAYMENT. On or before May 15, 2000, AEC shall pay to LaSalle Bank
              -------
National Association (the "Escrow Agent") for the benefit of Deere Park $2,807,235 in U.S. currency in good funds as consideration for the settlement of Deere Park's claims under the Loan Documents. In the event that AEC pays to Escrow Agent for the benefit of Deere Park $2,807,235 and complies with all terms of this Agreement. Deere Park shall dismiss the Litigation with prejudice 95 days after payment in full and if no bankruptcy is pending against AEC or USIS.

          6.   SECURITY INTEREST. As security for the timely fulfillment and
               -----------------
performance of each and every obligation hereunder, AEC pledges, transfers and assigns to Escrow Agent for the benefit of Deere Park and grants to Escrow Agent for the benefit of Deere Park a lien on and security interest in, the following collateral. whether now owned or hereafter acquired, howsoever AEC's interest therein may arise or appear (whether beneficially or of record and whether by ownership, security interest, claim or otherwise:):

                    a. all of AEC's entire right, title and interest in and to the 7,175,858 shares of common stock of USIS (collectively, the "Pledged Securities"), which constitutes all of the securities of USIS held by AEC, and all substitutions therefor and replacements thereof, all proceeds and products thereof and all rights related thereto, including, without limitation, the certificates representing the Pledged Securities, the right to request that the Pledged Securities be registered in the name of Deere Park or any of its nominees after an Event of Default, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and of all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in addition to, in substitution of, on account of or in exchange for any or all of the Pledged Securities;

                    b. any other shares of USIS from time to time acquired by AEC in any manner, the certificates or other instruments representing such shares, all options, warrants, share appreciation rights and other rights, contractual or otherwise, in respect thereof and all


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


          dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in addition to, in substitution of. on account of, or in exchange for any and all of such shares; and

                    c. all proceeds of any and all of the foregoing,

          7.   DELIVERY OF CERTIFICATES. Concurrently with the execution of this
               ------------------------
Agreement, AEC shall deliver all certificates and instruments currently representing the Pledged Securities to Escrow Agent (who shall hold such Pledged Securities for the benefit of Deere Park) accompanied by duly executed instruments of transfer or assignments in blank, all in form and substance satisfactory to Deere Park. All other certificates and instruments constituting, the Pledged Securities from time to time shall be delivered to Escrow Agent promptly upon the receipt thereof by or on behalf of AEC. All such certificates and instruments shall be held by Escrow Agent pursuant to an escrow agreement in the form set forth as Exhibit D (the "Escrow Agreement") and shall be accompanied by duly executed instruments of transfer or assignments in blank, all in form and substance satisfactory to Deere Park.

          8.   ADDITIONAL SECURITY. As additional security for the prompt
               -------------------
satisfaction of the obligations herein, AEC hereby pledges, transfers and assigns to Escrow Agent for the benefit of Deere Park and hereby grants a lien to Escrow Agent for the benefit of Deere Park in all proceeds and payments payable by USIS to AEC, including without limitation $1,000,000, payable by USIS to AEC as accrued and unpaid management fees (the "USIS Collateral"). USIS agrees to pay the USIS Collateral directly to Escrow Agent for the benefit of Deere Park. As used herein, the Pledged Securities and the USIS Collateral shall be referred to collectively as (the "Pledged Collateral").

          9.   DIVIDENDS. Unless an Event of Default shall have occurred and be
               ---------
continuing, AEC shall be entitled to receive for its own use cash dividends on the Pledged Securities paid out of earned surplus of USIS. Upon the occurrence of an Event of Default, Deere Park may require any such cash dividends to be delivered to the Escrow Agent as additional security hereunder or applied toward the satisfaction of the obligations hereunder. Furthermore, provided that there is no Event of Default during the term of this Agreement, AEC shall be entitled to receive all payments due with respect to the USIS Collateral. Upon the occurrence of an Event of Default, Deere Park shall be entitled to require that all payments due with respect to the USIS Collateral be made directly to Deere Park.

          10.  VOTING RIGHTS. So long as no Event of Default shall have occurred
               -------------
and be continuing, AEC shall be entitled to vote or consent with respect to the Pledged Securities in any manner not inconsistent with this Agreement. Upon the occurrence and during the continuance of an Event of Default, all rights of the AEC to vote, consent and exercise voting and other consensual rights with respect to the Pledged Securities shall, immediately become vested in Deere Park which shall thereupon have the sole right to exercise such rights. AEC hereby grants to Deere Park an irrevocable proxy to vote, consent and exercise voting and other consensual rights with respect to the Pledged Securities upon the occurrence and during the continuance of an Event of Default, which proxy shall


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

be effective immediately and shall be deemed coupled with an interest.

          11.  REPRESENTATIONS AND WARRANTIES. AEC and USIS jointly and
               ------------------------------
severally represent and warrant to Deere Park as long as this Agreement remains in effect as follows:

                    a. AEC is the sole legal and beneficial owner of the Pledged Collateral free of any pledge, hypothecation, lien, charge, encumbrance or security interest (collectively, "Encumbrance") in such instruments or the proceeds thereof. except such as are granted hereunder;

                    b. The authorized capital stock of USIS, as of the date of this Agreement, consists of: 25,000,000 shares of common stock, 8,763.982 shares of which are issued and outstanding; and 1,000,000 shares of preferred stock, of which no shares have been issued or are outstanding. All issued and outstanding shares of USIS common stock:
          (i) have been duly authorized and validly issued; (ii) are fully paid and nonassessable; and (iii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities. Except as set forth on Exhibit B, there are no outstanding
                                             ---------
          options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or agreements of any kind for the purchase or acquisition from USIS of any of its securities. There are no voting or other agreements which restrict voting or dividend rights on the USIS common stock. The securities comprising the Pledged Collateral have been duly authorized and validly issued, and are fully paid and non-assessable and constitute 7,175,858 shares of the issued and outstanding shares of capital stock of USIS.

                    c. AEC and USIS have full power and authority to execute, deliver and perform this Agreement and all of the documents, certificates, instruments and agreements contemplated hereby (the "AEC Ancillary Agreements"). The execution, delivery and performance of this Agreement and the AEC Ancillary Agreements by AEC and USIS have been previously authorized and approved by AEC's and USIS' respective boards of directors as set forth on Exhibit C and do not require any
                                              ---------
          further authorization or consent of AEC, USIS or either of their respective boards of directors or stockholders. This Agreement has been duly authorized, executed and delivered by AEC and USIS and is the legal, valid and binding obligation of AEC and USIS enforceable in accordance with its terms, and each of the AEC Ancillary Agreements has been duly authorized by AEC and USIS and upon execution and delivery by AEC and USIS will be a legal, valid and binding obligation of AEC and USIS enforceable in accordance with its terms;

                    d. Neither the execution and delivery of this Agreement or any of the AEC Ancillary Agreements or the consummation of any of the transactions contemplated hereby nor compliance with or fulfillment of the terms, conditions and provisions hereof will: (i) conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an Event of Default or an event creating rights of acceleration or termination; (ii) result in cancellation or a loss of rights under, or result in the creation or imposition of any


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


          encumbrance upon any of the Pledged Collateral, under: (A) the charter or By-laws of either AEC or USIS, (B) any AEC or USIS note, instrument, agreement. mortgage, lease, license, franchise, permit or other authorization, right, restriction or obligation to which AEC or USIS is a party or any of the Pledged Collateral is subject or by which AEC or USIS are bound, (C) any court order to which AEC or USIS is a party or any of the Pledged Collateral is subject or by which Deere Park, AEC or USIS is bound; or (iii) require the approval, consent, authorization or act of, or the making by AEC or USIS of any declaration, filing or registration with, any person or entity;

                    e. Upon delivery of the Pledged Collateral to Escrow Agent, this Agreement and the taking possession by the Escrow Agent of the certificates and instruments constituting the Pledged Collateral shall create a valid first lien and perfected security interest in the Pledged Collateral and the proceeds thereof subject to no prior encumbrance or agreement purporting to grant to any third party a security interest in the property or assets of the AEC which would, include the Pledged Collateral; and

                    f. None of the funds originally advanced by Deere Park shall be used for the purpose, whether immediate, incidental, or ultimate, of buying or carrying the Pledged Securities.

                    g. AEC has provided USIS with adequate and sufficient consideration for the execution of this Agreement and the performance of the covenants and other obligations contemplated hereby; such consideration consists of the elimination of management fees payable from USIS to AEC from the date of execution hereof to the termination of all obligations hereunder. USIS hereby acknowledges receipt of such consideration and the benefits it will derive from its execution of this Agreement and its performance hereunder.

          12.  COVENANTS. AEC and USIS hereby covenant that until all of the
               ---------
Obligations have been satisfied in full:

                    a. AEC and USIS will not sell, convey or otherwise dispose of the Pledged Collateral or any interest therein or create. incur or permit to exist any Encumbrance whatsoever in or with respect to the Pledged Collateral or the proceeds thereof;

                    b. AEC and USIS will not take any action whatsoever that might impair the value of the Pledged Collateral or the liquidity thereof;

                    c. AEC and USIS shall afford to the officers, employees and authorized representatives of Deere Park (including, without limitation, independent public accountants and attorneys) complete access during normal business hours to the offices, properties, employees and business and financial records) of AEC and USIS to the extent Deere Park shall deem necessary or desirable and shall furnish to Deere Park or its authorized representatives such additional information concerning the Pledged Collateral as shall be reasonably requested, including all such information as shall be necessary to


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


          enable Deere Park or its representatives to verify the accuracy of the representations and warranties contained in this Agreement, to verify that the covenants of AEC and USIS contained in this Agreement have been complied with and to further the purposes of this Agreement. Deere Park agrees that such investigation shall be conducted in such a manner as not to interfere unreasonably with the operations of AEC or USIS. No investigation made by Deere Park or its representatives hereunder shall affect the representations and warranties of AEC or USIS hereunder;

                    d. In addition to all other amounts payable hereunder, AEC shall pay to Deere Park all of the out-of-pocket costs and expenses of Deere Park (including the fees and out-of-pocket expenses of Deere Park's counsel) in connection with the negotiation, preparation, execution and delivery of any amendments, supplements or modifications to this Agreement, the Escrow Agreement and any documents, instruments or agreements required to be prepared or filed in furtherance of the purposes of this Agreement;

                    e. AEC and USIS shall fully cooperate and within six (6) calendar days of any request, provide all information required by Deere Park to be tiled with any governmental entity in connection with this Agreement, including without limitation information required by the Securities and Exchange Commission. Such information supplied by AEC and USIS for inclusion in any document shall not at the time contain any untrue statement of a material fact or omit to state any material fact required to be stated in any such filing or necessary in order to make the statements in such tiling, in light of the circumstances in which such statements were made, not misleading. If, at any time AEC or USIS should discover any event or fact relating to AEC. USIS or any of its affiliates, officers or directors which would be required to be set forth in any such filing AEC or USIS, as applicable, shall promptly inform Deere Park of such event or fact; and

                    f. AEC and USIS will not perform any act` following an Event of Default under this Agreement which might prevent Deere Park from enforcing any of the terms and conditions of this Agreement.

          13.  FURTHER ASSURANCES. AEC and USIS agree that at any time and from
               ------------------
time to time, at the sole cost and expense of AEC and USIS, as applicable, AEC and USIS will promptly execute and deliver or cause to be executed and delivered all further instruments and documents, and take all further action (including without limitation the tiling of the Uniform Commercial Code financing statements), that may be necessary or desirable, or that Deere Park or Escrow Agent may reasonably request, in order to create, perfect, maintain and protect any security interest granted or purported to be granted by AEC and USIS to Deere Park Linder this Agreement or to enable Deere Park to exercise and enforce its rights and remedies under this Agreement.

          14.  DEERE PARK APPOINTED ATTORNEY-IN-FACT. AEC and USIS irrevocably
               -------------------------------------
appoint Deere Park, any officer or agent of Deere Park and any other Person selected by Deere Park as AEC's and Deere Park's respective attorneys-in-fact, with full power of substitution and full authority in the place and stead of AEC and USIS, as applicable, and in the name of AEC and USIS or otherwise, from time to time in such person's discretion, upon the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which such person may deem necessary or advisable to accomplish the purposes of this Agreement and. if an Event of Default shall have occurred to:
(a) notify the parties obligated on any of the Pledged Collateral to make payment to Deere Park of any amounts due or to become due thereunder; (b) cause the Escrow Agent to take control of any the Pledged Collateral, whether or not in Deere Park's possession; and (c) to receive, endorse and collect all instruments payable to AEC representing any Pledged Collateral or any cash, securities, interest, dividends, distributions, rights or other property constituting the Pledged Collateral.

          15.  REASONABLE CARE. Deere Park and Escrow Agent shall be deemed to
               ---------------
have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which Deere Park and Escrow Agent accord securities held for their own account, if any, it being understood that Deere Park and Escrow Agent shall not have any responsibility under any circumstances whatsoever for: (i) ascertaining or taking action with respect to calls, conversions, subscription rights, tenders, maturities or other matters relative to the Pledged Collateral, whether or not the Deere Park and Escrow Agent has or is deemed to have knowledge of such matters; or (ii) taking any necessary steps to preserve rights of AEC or any other person against any parties with respect to any Pledged Collateral. Deere Park and Escrow Agent shall further be deemed to have exercised reasonable care in the custody and preservation of any of the Pledged Collateral in its possession if it takes such action for that purpose consistent with the purposes of this Agreement as AEC shall request in writing, but (unless such failure constitutes gross negligence or willful misconduct on the part of Deere Park or Escrow Agent) failure by Deere Park and Escrow Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure by Deere Park or Escrow Agent to do any act with respect to the preservation of such Pledged Collateral not so requested by AEC, shall of itself be deemed a failure to exercise reasonable care in the custody or preservation of such Pledged Collateral. AEC represents to Deere Park and Escrow Agent that AEC has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral. and AEC agrees that Deere Park and Escrow Agent shall have no responsibility to inform AEC of any such changes or potential changes or for taking any action or omitting to take any action with respect to such matters.

          16.  DEFAULT AND REMEDIES. The term "Event of Default" hereunder shall
               --------------------
mean any of the following: (i) AEC shall fail to pay any amount due hereunder when due or declared due (whether by maturity, acceleration or otherwise); (ii) any proceeding shall be instituted by or against either AEC or USIS or any of the Pledged Collateral under the provisions of any federal bankruptcy, reorganization, arrangement of debt, insolvency or receivership laws or similar state or federal laws providing for the relief of debtors, and such proceeding shall not have been dismissed within sixty (60) days following its institution (except for a proceeding instituted by Deere Park prior to an Event of Default);
(iii) either AEC or USIS shall make an assignment for the benefit of its creditors; (iv) either AEC or USIS is or shall be in breach or default in any respect of any of its representations, warranties, covenants, undertakings or other obligations made pursuant to this Agreement, or otherwise fail to comply with any of the terms and provisions hereof; (v) any proceeding shall be instituted by or against either AEC or USIS for its liquidation or dissolution and not dismissed within sixty (60) days, or (vi) either AEC or USIS shall cease to do business as a going concern for any reason. If an Event of Default under the terms of this Agreement shall occur and be continuing, Deere Park, without obligation to resort to any other security, at the expense of AEC, shall have the right at any time and from time to time, in its sole discretion, to take any and all of the following actions:

                    a. cause the Court in the Litigation to enter the Stipulation and enforce the same to its fullest extent;

                    b. exercise any and all rights under applicable law to enforce the judgment and discover the assets of AEC;

                    c. receive from the Escrow Agent the Pledged Collateral upon an Event of Default relative from the failure of AEC to timely make the payments under this Agreement;

                    d. instruct the Escrow Agent to deliver the Pledged Collateral to Deere Park within two (2) business days of Deere Park's notice to the Escrow Agent and AEC for all Events of Default (other than the failure of AEC to make any payments contemplated by this Agreement) of an Event of Default and to exercise any and all rights under applicable law to enforce its security interest including but not limited to its rights to foreclose upon the Pledge Collateral and apply the proceeds of the Pledged Collateral directly to reduce the obligations hereunder, provided that in the event of an Event of Default other than a payment default, AEC shall have the right to object to delivery of the Pledged Collateral as provided in the Escrow Agreement; and

                    e. receive from AEC interest at a rate of 14% per annum on all amounts due on the obligations hereunder accruing from May 15, 2000 to the date paid and reimbursement of all attorneys' fees and costs and all other costs and expenses incurred by Deere Park related to enforcement of Deere Park rights herein, including without limitation, entering and enforcing the Stipulation and foreclosing on the Pledged Collateral, all of which amounts AEC hereby agrees to promptly pay to Deere Park.

          17.  SECURITY INTEREST ABSOLUTE. All rights of Deere Park and security
               --------------------------
interests granted under this Agreement and all obligations of AEC and USIS under this Agreement shall be absolute and unconditional irrespective of:

                    a. Any lack of validity or enforceability of the Loan Documents;

                    b. Any proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership having been filed by or against AEC or USIS;


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


                    c. Any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations hereunder, or any other amendment or waiver of or consent to any departure from the Loan Documents;

                    d. Any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any part of the obligations hereunder of any person or entity;

                    e. Any law, regulation or order of any jurisdiction affecting any term of any of the obligations hereunder or Deere Park's rights with respect to any of the obligations hereunder; or

                    f. Any other circumstances which might otherwise constitute a defense available to, or a discharge of, AEC or USIS in respect of the obligations hereunder or of this Agreement.

          18.  TERMINATIONS. Ninety-five days after the satisfaction in full of
               ------------
all obligations hereunder and conditioned upon no bankruptcy proceeding pending against AEC or USIS, this Agreement shall terminate and the Escrow Agent shall:
(i) release any lien and security interest that it has in the USIS Collateral;
(ii) deliver to the AEC the USIS Collateral and such proceeds, if any, or interest thereon as shall not have been realized upon or otherwise disposed of pursuant to this Agreement or applied at the direction of the AEC for payment in part of the obligations hereunder; and (iii) deliver to AEC the Pledge Securities. In addition, after satisfaction of all obligations hereunder, Deere Park shall: (i) subrogate all of Deere Park's rights in UKStar and MART to AEC;
(ii) upon execution by the other parties hereto. enter into mutual releases in form and substance satisfactory to the parties hereto; and (iii) deliver to AEC the shares of ETI it holds as of the date of termination.

          19.  [Intentionally Omitted.]

          20.  SEVERABILITY. The provisions of this Agreement are severable, and
               ------------
if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or enforceability shall affect only such clause or provision or part thereof in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Agreement.

          21.  INDEMNIFICATION, SURVIVAL OF OBLIGATIONS. AEC and USIS shall
               ----------------------------------------
jointly and severally indemnify, defend and hold Deer Park harmless against and in respect of all claims, demands, losses and expenses, including interest, penalties and reasonable attorneys' fees and expenses, which arise, result from or relate to any inaccuracy, misrepresentation, breach or failure by either AEC or USIS to perform any of their representations, warranties, covenants or agreements under or pursuant to this Agreement. All representations, warranties, covenants and obligations contained in this Agreement shall survive the execution of this Agreement.


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


          22.  NOTICES. All notices or other communications required or
               -------
permitted under this Agreement shall be in writing and shall be deemed given or delivered: (i) when delivered personally or by commercial messenger; (ii) one day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery; or (iii) when transmitted, if sent by facsimile copy, provided confirmation of receipt is received by sender in each case provided such communication is addressed to the intended recipient as set forth on the signature page hereto and:

          If to Deere Park:

               Deere Park Capital, L.L.C.
               40 Skokie Blvd.
               Suite 110
               Northbrook, Illinois 60062
               Attn: David J.  Morris, Esq.
               Fax: (847) 509-8525

          with a copy to:

               Holleb & Coff
               55 E. Monroe Street
               Suite 4000
               Chicago, Illinois 60603
               Attn:  Don S. Hershman, Esq.
               Fax:  (312) 807-3900

          If to AEC:

               American Eco Corporation
               11011 Jones Road
               Houston, Texas 77070
               Attn:  Michael McGinnis
               Fax:  (281) 774-7005

          With a copy to:

               Gardner Carton & Douglas
               Quaker Tower
               321 North Clark Street
               Suite 3400
               Chicago, IL 60610-4795
               Attn:  Warren Baker
               Fax:  (312) 644-3381


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


          Any party to this Agreement may send any notice. request, demand, claim or other communication hereunder to the intended recipient at the address set forth herein using any other means (including electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

          23.  NON-DISCLOSURE. Except as provided below, none of Deere Park, AEC
               --------------
or USIS shall directly or indirectly disclose any of the contents, arrangements or other information pursuant to this Agreement to any party other than those employees, representatives and agents of Deere Park, AEC or USIS ("Authorized Representatives") who need to know and who agree to be bound by the provisions contained in this Section. Each party hereto shall be liable to the other patties for any breach of this Section by any of them or their Authorized Representatives. No party shall, without the approval of the other parties hereto, make any press release or other public announcement concerning the transactions contemplated by this Agreement, except as and to the extent that they shall be so obligated by law or the rules of any stock exchange, in which case the other parties hereto shall be so advised and the parties hereto shall use their best efforts to cause a mutually agreeable release or announcement to be issued; provided that the foregoing shall not preclude communications or disclosures necessary to comply with any court order, subpoena or civil investigative demand, or any accounting and Securities and Exchange disclosure obligations.

          24.  SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit
               ----------------------
of and shall be binding upon the successors and assigns of the parties hereto.

          25.  HEADINGS. The section headings in this Agreement are solely for
               --------
convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term of provision hereof.

          26.  GOVERNING LAW. This Agreement shall be governed by and construed
               -------------
in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of Illinois. Any litigation between the parties which arises out of this Agreement or the obligations hereunder shall be instituted and prosecuted only in the appropriate state or federal court or other tribunal situated in Cook County, Illinois. AEC and USIS hereby submit to the exclusive jurisdiction of such courts and tribunals for purposes of any such action and the enforcement of any judgment or order arising therefrom. AEC and USIS hereby waive any right to a change of venue and any and all objections to the jurisdiction of the state and federal courts and other tribunals located in the State of Illinois.

          27.  WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO WAIVES ITS
               --------------------
RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH OF THE PARTIES

HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY AND TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          28.  COUNTERPARTS/FACSIMILE SIGNATURES. This Agreement may be executed
               ---------------------------------
and delivered (including by facsimile transmission) in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Notwithstanding the laws of am jurisdiction in which this Agreement is executed or delivered, a facsimile signature shall for all purposes be deemed an original and shall bind the signor as if such facsimile were an original. Each party hereto undertakes to deliver to each of the other parties' hereto original copies of any facsimile signature by overnight courier to the addresses set forth in Section 22 above.

          29.  ENTIRE AGREEMENT. This Agreement constitutes the entire
               ----------------
understanding of the parties with respect to the subject matter hereof and supercedes all discussions, negotiations and agreements among the parties, whether oral or written, prior to or contemporaneous with the date hereof. This Agreement may be changed, modified or amended only by written agreement signed by AEC, Deere Park and USIS.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have executed this Settlement Agreement as of the date first written above.


                                        DEERE PARK CAPITAL, L.L.C.


                                        By: /s/ David Morris
                                           ------------------------------------
                                        Name: David Morris
                                           ------------------------------------
                                        Its:  President
                                           ------------------------------------

                                        Address:

                                        40 Skokie Boulevard, Suite 110
                                        ---------------------------------------
                                        Northbrook, Illinois  60062
                                        ---------------------------------------

                                        Attention:  David J. Morris, Esq.
                                                  -----------------------------



                                        AMERICAN ECO CORPORATION


                                        By: /s/ Michael E. McGinnis
                                           ------------------------------------
                                        Name: Michael E. McGinnis
                                            -----------------------------------
                                        Its:  President/CEO
                                            -----------------------------------

                                        Address:

                                        11011 Jones Road
                                        ---------------------------------------
                                        Houston, Texas  77070
                                        ---------------------------------------

                                        Attention:  Michael E. McGinnis
                                                  -----------------------------



                                        U.S. INDUSTRIAL SERVICES, INC.


                                        By: /s/ Michael E. McGinnis
                                           ------------------------------------
                                        Name: Michael E. McGinnis
                                            -----------------------------------
                                        Its:  President/CEO
                                            -----------------------------------

                                        Address:

                                        11011 Jones Road
                                        ---------------------------------------
                                        Houston, Texas  77070
                                        ---------------------------------------

                                        Attention:  Michael E. McGinnis
                                                  -----------------------------